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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 30, 2004


                       AMERIQUEST MORTGAGE SECURITIES INC.

                  (as depositor under the Pooling and Servicing
               Agreement, dated as of July 1, 2004, providing for
                    the issuance of Asset-Backed Pass-Through
                          Certificates, Series 2004-R7)


                       Ameriquest Mortgage Securities Inc.
                       -----------------------------------
             (Exact name of registrant as specified in its charter)
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
           Delaware                                   333-112203                33-0885129
           --------                                   ----------                ----------
(State or Other Jurisdiction                         (Commission                (I.R.S. Employer
of Incorporation)                                    File Number)               Identification Number)

1100 Town & Country Road, Suite 1100
Orange, California                                                   92868
------------------                                                   -----
(Address of Principal Executive Offices)                          (Zip Code)


Registrant's telephone number, including area code:  (714) 564-0660
                                                     --------------


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

Item 2. Acquisition or Disposition of Assets
        ------------------------------------

Description of the Certificates and the Mortgage Pool

                  On July 7, 2004, a series of certificates, entitled Ameriquest Mortgage Securities Inc. Asset-Backed Pass-Through Cer tificates, Series 2004-R7 (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of July 1, 2004 (the "Agreement"), attached hereto as Exhibit 4.1, among Ameriquest Mortgage Securities Inc. as depositor (the "Depositor"), Ameriquest Mortgage Company ("Ameriquest") as master servicer (the "Master Servicer") and Deutsche Bank National Trust Company as trustee (the "Trustee"). The Certificates consist of twenty classes of certificates (collectively, the "Certificates"), designated as the Class A-1 Certificates, Class A-2 Certificates, Class A-3 Certificates, Class A-4 Certificates, Class A-5 Certificates, Class A-6 Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class M-4 Certificates, Class M-5 Certificates, Class M-6 Certificates, Class M-7 Certificates, Class M-8 Certificates, Class M-9 Certificates, Class M-10 Certificates and Class M-11 Certificates, Class CE Certificates, Class P Certificates and Class R Certificates, collectively, the "Certificates." The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting of a pool of mortgage loans (the "Mortgage Pool'") of conventional, one- to four- family, adjustable-rate and fixed rate, first lien mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans"). The Mortgage Pool consist of Mortgage Loans having an aggregate principal balance of $2,490,997,548.29 as of July 1, 2004 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to (i) the Mortgage Loan Purchase Agreement, dated June 30, 2004, between Ameriquest and the Depositor (the "Mortgage Loan Purchase Agreement"). The Class A-1 Certificates, Class A-2 Certificates, Class A-3 Certificates, Class A-4 Certificates, Class A-5 Certificates, Class A-6 Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class M-4 Certificates, Class M-5 Certificates, Class M-6 Certificates, Class M-7 Certificates, Class M-8 Certificates, Class M-9 Certificates and the Class M-10 Certificates were sold by the Depositor to Citigroup Global Markets Inc. as Representative of the several Underwriters (collectively the "Underwriters"), pursuant to an Underwriting Agreement, dated June 30, 2004 (the "Underwriting Agreement") among the Depositor, Ameriquest and the Underwriters.

         The Certificates have the following initial Certificate Balances and Pass-Through Rates:

                                       INITIAL CERTIFICATE                     PASS-THROUGH
             CLASS                    PRINCIPAL BALANCE(1)                         RATE
             -----                    --------------------                         ----
 Offered Certificates
 --------------------
 A-1............................          $1,588,146,000                         Variable(4)
 A-2............................          $   99,339,000                         Variable(4)
 A-3............................          $  141,544,000                         Variable(4)
 A-4............................          $   81,370,000                         Variable(4)
 A-5............................          $   41,800,000                         Variable(4)
 A-6............................          $  125,000,000                         Variable(4)
 M-1............................          $   45,600,000                         Variable(4)
 M-2............................          $   18,000,000                         Variable(4)
 M-3............................          $   57,600,000                         Variable(4)
 M-4............................          $   28,800,000                         Variable(4)
 M-5............................          $   26,400,000                         Variable(4)
 M-6............................          $   30,000,000                         Variable(4)
 M-7............................          $   22,800,000                         Variable(4)
 M-8............................          $   20,400,000                         Variable(4)
 M-9............................          $   20,400,000                         Variable(4)
 M-10...........................          $   16,800,000                         Variable(4)
M-11............................          $   12,000,000                         Variable

(1) Approximate.
(4) The pass-through rate on each class of Adjustable-Rate Certificates will be based on one-month LIBOR plus the applicable margin set forth above, subject to the rate caps described in this prospectus supplement.

         The Certificates, other than the Class CE Certificates, the Class P Certificates and the Class R Certificates, and the Mortgage Loans are more particularly described in the Prospectus Supplement, dated June 30, 2004 (the "Prospectus Supplement"), and the Prospectus, dated February 10, 2004, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class CE Certificates, the Class P Certificates and the Class R Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

Item 7.      Financial Statements and Exhibits
             ---------------------------------

         (a) Not applicable

         (b) Not applicable

         (c) Exhibits


         Exhibit No.                                                   Description
         -----------                                                   -----------
              4.1                           Pooling and Servicing Agreement, dated as of July 1, 2004, by and among Ameriquest Mortgage Securities Inc. as
                                            Depositor, Ameriquest Mortgage Company as Master
                                            Servicer and Deutsche Bank National Trust Company as
                                            Trustee relating to the Series 2004-R7 Certificates.

                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 21, 2004


                                            AMERIQUEST MORTGAGE SECURITIES INC.


                                            By: /s/ John Grazer
                                                -------------------------------
                                            Name:   John Grazer
                                            Title:  CFO

Index to Exhibits
-----------------




                                                                                                 Sequentially
     Exhibit No.                                 Description                                    Numbered Page
     -----------                                 -----------                                    -------------
         4.1           Pooling and Servicing Agreement, dated as of July 1,                           7
                       2004, by and among Ameriquest Mortgage Securities
                       Inc. as Depositor, Ameriquest Mortgage Company as Master
                       Servicer and Deutsche Bank National Trust Company as
                       Trustee relating to the Series 2004-R7 Certificates.

                                   Exhibit 4.1